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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JULY 23, 2002
                Date of Report (Date of earliest event reported)

                             CONCERTO SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-15578                  02-0364368
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of  incorporation)              File Number)           Identification No.)


                             6 TECHNOLOGY PARK DRIVE
                          WESTFORD, MASSACHUSETTS         01886
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 952-0200

                                 Not Applicable

         (Former name or former address, if changed since last report.)






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ITEM 5.  Other Events.

     On July 23, 2002, Concerto Software, Inc. issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
    (c)  Exhibits.

         Exhibit Number     Description
         --------------     -----------
             99.1           Press Release dated July 23, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           Concerto Software, Inc.

July 23, 2002                             By:  /s/  James D. Foy
                                               --------------------------------
                                          Name:   James D. Foy
                                          Title:  President and Chief
                                                  Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Press Release dated July 23, 2002.